UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2014

Date of reporting period:  May 31, 2014

Item 1. Reports to Stockholders.

Reinhart Mid Cap Private Market Value Fund

Investor Class Shares – RPMMX
Advisor Class Shares – RPMVX

Annual Report

www.ReinhartFunds.com	May 31, 2014

Reinhart Mid Cap Private Market Value Fund (Unaudited)

June 12, 2014

Fellow Shareholders,

The Reinhart Mid Cap Private Market Value Fund (the “Fund”) generated healthy gains for the one year period ending May 31, 2014 with a portfolio return of +17.58% for the Advisor Class.  Most of our portfolio holdings have continued to grow shareholder value as the slow but steady economic expansion allowed for corporate earnings growth and strong free cash flow generation.  Reinhart’s proprietary Private Market Value (PMV) process helps our research team assess long-term risk/reward for each stock in the portfolio and make disciplined investment decisions.

Overall, the Fund has been employing a cautious portfolio approach due to the extended market rally and higher valuations.  We are seeking to minimize downside risk through the ownership of what we view as high quality franchises at significant discounts to our estimates of private market value.  Fund cash levels and conservative stock selection have thus limited recent portfolio returns in this strong market environment.

As a result, the Fund only captured 80% of the gain in the Russell Midcap Value Index (+22.01% for the 12 months ending May 31, 2014).  The penalty for conservative stock selection in this market can be seen through the returns of the S&P High Quality Index, which has trailed its Low Quality counterpart by over 9% during the past 12 months.  (Source: http://us.spindices.com/indices/strategy/sp-500-high-quality-rankings-index - as documented on June 1, 2014).

The Fund has enjoyed a high success rate within the portfolio, as only four positions declined more than -10% during the past year while 35 positions gained over +10%.  We believe our management teams have executed well in a competitive economy and driving value through their distinct business models.  Stock performance was strongest in Materials and Industrials where our companies reported strong operating results.  However, portfolio returns did lag within Financials and Health Care, two areas where our emphasis on consistency and risk minimization held back investment gains.

We are pleased to note one trend in the market that should benefit Reinhart’s PMV investment approach – the growing emphasis by corporate America to unlock franchise value.  Indeed, several of our management teams have recently announced major stock repurchases, non-core asset sales, and other restructuring actions this year.  In some cases, these efforts have been accelerated by activist shareholders.  Recent examples in the Fund include WPX Energy, DST Systems, Ashland, Hologic and Clean Harbors – each of which now seem to have a more proactive strategy for growing shareholder value.  In the absence of being acquired, such actions can be the most direct method for closing the gap between their public stock price and private value, which can benefit shareholders in the process.

In terms of positioning, the Fund’s underweight in the consumer sector has recently been neutralized with several key purchases.  We have made four new investments within the consumer sector during 2014 and are now almost even-weight with the Russell Midcap Value Index.  The portfolio team took advantage of stock weakness and negative investor sentiment in this area of the market, which we believe is creating longer-term opportunities.  New Fund positions within the consumer area include Ingredion (food sweeteners & starches), TRW Automotive (auto safety), PetSmart (pet supplies), and Dick’s (sporting goods) – all of which traded down to 30% discount to our estimates of private value.  We remain convinced this PMV discipline and bottom-up approach to investing will be key as we navigate a potentially choppy 2014, in this sector and others.

Reinhart Mid Cap Private Market Value Fund (Unaudited)

Overall, we believe that equity valuations will limit market upside going forward, but also realize that opportunities should emerge as investor emotions and trading behavior fluctuate.  Although the U.S. economy seems to be on solid footing and Europe is no longer declining, there are still significant issues within the financial system, especially after years of accommodative Fed policy.  Higher interest rates would hinder bond returns, but may also be the biggest risk to equity prices in the coming year.

In closing, we thank you for the trust you have placed in the Reinhart Mid Cap Private Market Value Fund as we manage the portfolio and seek to preserve your capital in the future.

Sincerely,

Brent Jesko, MBA
Senior Portfolio Manager, Reinhart Partners Inc.

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Investing in medium-sized companies involves greater risk than those associated with investing in large company stocks, such as business risk, significant stock price fluctuations and illiquidity.

Opinions expressed are those of the fund manager and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

•	The Russell Midcap Value Index is an unmanaged index which measures the performance of mid-sized U.S. companies.
•
The S&P Quality Rankings System measures growth and stability of earnings and recorded dividends within a single rank.  S&P 500 High Quality Rankings are designed for exposure to constituents of the S&P 500 identified as high quality stocks – stocks with Quality Rankings of A and above.  S&P 500 Low Quality Rankings are designed for exposure to constituents of the S&P 500 identified as low quality stocks – stocks with Quality Rankings of B and below.

An investment cannot be made directly to an index.

Free cash flow is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Quasar Distributors, LLC, Distributor.

Reinhart Mid Cap Private Market Value Fund

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of May 31, 2014

	1-Year	Since Inception(1)
Investor Class	17.29%	22.59%
Advisor Class	17.58%	22.87%
Russell Midcap Value Index(2)	22.01%	27.82%

(1)	June 1, 2012.
(2)	The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

Reinhart Mid Cap Private Market Value Fund

Expense Example (Unaudited)
May 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, wire transfer fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2013 – May 31, 2014).

ACTUAL EXPENSES
For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (12/1/2013)	Value (5/31/2014)	(12/1/2013 to 5/31/2014)
Investor Class Actual(2)	$1,000.00	$1,073.60	$6.98
Investor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.20	$6.79
Advisor Class Actual(2)	$1,000.00	$1,074.90	$5.69
Advisor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.45	$5.54

(1)
Expenses are equal to the Fund’s annualized expense ratio for most recent six-month period of 1.35% and 1.10% for the Investor Class and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended May 31, 2014 of 7.36% and 7.49% for the Investor Class and Advisor Class, respectively.

Reinhart Mid Cap Private Market Value Fund

Allocation of Portfolio Net Assets (Unaudited)
May 31, 2014
(% of Net Assets)

Top Ten Equity Holdings (Unaudited)
May 31, 2014
(% of Net Assets)

WPX Energy	2.6%
ADT	2.6%
PetSmart	2.5%
Babcock & Wilcox	2.5%
Eaton Vance	2.5%
White Mountains Insurance Group	2.5%
Denbury Resources	2.4%
Fifth Third Bancorp	2.4%
Ashland	2.4%
BOK Financial	2.3%

Reinhart Mid Cap Private Market Value Fund

Schedule of Investments
May 31, 2014

Description	Shares	Value

COMMON STOCKS – 93.9%

Consumer Discretionary – 8.6%
Allison Transmission Holdings	34,810	$1,078,066
Dick’s Sporting Goods	30,130	1,339,278
PetSmart	27,220	1,564,333
TRW Automotive Holdings*	15,910	1,350,282
		5,331,959

Consumer Staples – 4.1%
Ingredion	17,000	1,294,550
Kroger	26,440	1,262,246
		2,556,796

Energy – 9.3%
Atwood Oceanics*	26,300	1,297,905
Denbury Resources	90,210	1,523,647
Whiting Petroleum*	18,770	1,348,625
WPX Energy*	75,800	1,605,444
		5,775,621

Financials# – 28.4%
American Financial Group	23,220	1,355,584
BOK Financial	23,110	1,450,846
Corrections Corporation of America – REIT	42,540	1,383,826
Eaton Vance	41,670	1,548,040
Fifth Third Bancorp	73,490	1,520,508
Fulton Financial	104,900	1,253,555
Investors Bancorp	125,254	1,352,743
Jones Lang LaSalle	9,940	1,205,623
Markel*	2,094	1,340,621
Mid-America Apartment Communities – REIT	14,670	1,061,374
Plum Creek Timber – REIT	32,150	1,449,965
Ryman Hospitality Properties – REIT	27,150	1,252,429
White Mountains Insurance Group	2,602	1,536,533
		17,711,647

Health Care – 5.8%
Hologic*	55,350	1,352,754
Patterson Companies	29,190	1,143,080
Universal Health Services, Class B	12,700	1,137,539
		3,633,373

Industrials – 16.0%
ADT	49,610	1,597,442

See Notes to the Financial Statements

Reinhart Mid Cap Private Market Value Fund

Schedule of Investments – Continued
May 31, 2014

Description	Shares	Value

COMMON STOCKS – 93.9% (Continued)

Industrials – 16.0% (Continued)
Babcock & Wilcox	48,000	$1,551,360
Clean Harbors*	21,540	1,316,310
Exelis	83,550	1,427,034
Expeditors International of Washington	31,400	1,429,014
Joy Global	22,000	1,257,300
Valmont Industries	8,900	1,379,055
		9,957,515

Information Technology – 5.8%
DST Systems	11,240	1,024,526
KLA-Tencor	18,560	1,216,051
Synopsys*	34,990	1,346,765
		3,587,342

Materials – 6.0%
Ashland	14,560	1,499,680
Greif, Class A	24,700	1,349,114
International Flavors & Fragrances	8,950	888,377
		3,737,171

Utilities – 9.9%
AGL Resources	25,280	1,349,446
Entergy	16,690	1,258,760
Great Plains Energy	43,070	1,096,132
Public Service Enterprise Group	31,080	1,210,877
Vectren	31,380	1,251,434
		6,166,649

Total Common Stocks
(Cost $52,524,971)		58,458,073

SHORT-TERM INVESTMENT – 5.0%
Invesco Treasury Portfolio, 0.01%^
(Cost $3,155,241)	3,155,241	3,155,241
Total Investments – 98.9%
(Cost $55,680,212)		61,613,314
Other Assets and Liabilities, Net – 1.1%		659,217
Total Net Assets – 100.0%		$62,272,531

*	Non-income producing security
#
As of May 31, 2014, the Fund had a significant portion of its assets invested in this sector. The financial services sector may be more greatly impacted by the performance of the overall economy, interest rates, competition, and consumer confidence and spending.

^	Variable rate security – The rate shown is the rate in effect at May 31, 2014.
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

Reinhart Mid Cap Private Market Value Fund

Statement of Assets and Liabilities
May 31, 2014

ASSETS:
Investments, at value
(Cost $55,680,212)	$61,613,314
Dividends & interest receivable	96,448
Receivable for investment securities sold	441,897
Receivable for capital shares sold	486,643
Prepaid expenses	13,647
Total assets	62,651,949

LIABILITIES:
Payable for investment securities purchased	252,096
Payable to investment adviser	25,366
Accrued distribution fees	7,391
Payable for fund administration & accounting fees	16,884
Payable for compliance fees	2,007
Payable for transfer agent fees & expenses	11,841
Payable for custody fees	1,163
Payable for capital shares redeemed	36,639
Payable for trustee fees	186
Accrued other fees	25,845
Total liabilities	379,418

NET ASSETS	$62,272,531

NET ASSETS CONSIST OF:
Paid-in capital	54,610,742
Accumulated undistributed net investment income	93,296
Accumulated undistributed net realized gain on investments	1,635,391
Net unrealized appreciation on investments	5,933,102
Net Assets	$62,272,531

	Investor Class	Advisor Class
Net Assets	$15,021,452	$47,251,079
Shares issued and outstanding(1)	1,048,272	3,289,330
Net asset value, redemption price and
offering price per share	$14.33	$14.36

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

Reinhart Mid Cap Private Market Value Fund

Statement of Operations
For the Year Ended May 31, 2014

INVESTMENT INCOME:
Dividend income	$692,583
Interest income	517
Total investment income	693,100

EXPENSES:
Investment adviser fees (See Note 4)	366,445
Fund administration & accounting fees (See Note 4)	102,684
Transfer agent fees (See Note 4)	62,626
Federal & state registration fees	41,477
Distribution fees – Investor Class (See Note 5)	28,207
Audit fees	15,511
Legal fees	13,609
Compliance fees (See Note 4)	12,006
Trustee fees (See Note 4)	10,317
Postage & printing fees	7,038
Custody fees (See Note 4)	6,536
Other	7,515
Total expenses before reimbursement/waiver	673,971
Less: reimbursement/waiver from investment adviser (See Note 4)	(242,674)
Net expenses	431,297

NET INVESTMENT INCOME	261,803

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	2,565,084
Net change in unrealized appreciation on investments	3,269,132

Net realized and unrealized gain on investments	5,834,216

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,096,019

See Notes to the Financial Statements

Reinhart Mid Cap Private Market Value Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2014	May 31, 2013
OPERATIONS:
Net investment income	$261,803	$130,057
Net realized gain on investments	2,565,084	392,072
Net change in unrealized appreciation on investments	3,269,132	2,663,970
Net increase in net assets resulting from operations	6,096,019	3,186,099

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	5,597,522	8,762,693
Proceeds from reinvestment of distributions	473,280	246
Payments for shares redeemed	(2,446,666)	(22)
Increase in net assets from Investor Class transactions	3,624,136	8,762,917
Advisor Class:
Proceeds from shares sold	29,531,971	13,173,455
Proceeds from reinvestment of distributions	1,054,092	31,673
Payments for shares redeemed	(1,257,525)	(309,977)
Increase in net assets from Advisor Class transactions	29,328,538	12,895,151
Net increase in net assets resulting from capital share transactions	32,952,674	21,658,068

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	(42,046)	(28,997)
Advisor Class	(140,222)	(31,757)
From net realized gains:
Investor Class	(437,139)	—
Advisor Class	(940,168)	—
Total distributions to shareholders	(1,559,575)	(60,754)

TOTAL INCREASE IN NET ASSETS	37,489,118	24,783,413

NET ASSETS:
Beginning of year	24,783,413	—
End of year, including accumulated undistributed
net investment income of $93,296 and $59,305, respectively	$62,272,531	$24,783,413

See Notes to the Financial Statements

Reinhart Mid Cap Private Market Value Fund

Financial Highlights

For a Fund share outstanding throughout the year.

	Year Ended	Year Ended
	May 31, 2014	May 31, 2013
Investor Class

PER SHARE DATA:

Net asset value, beginning of year	$12.76	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.06	0.08
Net realized and unrealized gain on investments	2.11	2.73
Total from investment operations	2.17	2.81

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.05)
Net capital gains	(0.55)	—
Total distributions	(0.60)	(0.05)

Net asset value, end of year	$14.33	$12.76

TOTAL RETURN	17.29%	28.13%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$15.0	$10.1

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	2.01%	3.16%
After expense reimbursement/waiver	1.35%	1.35%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/waiver	(0.12)%	(0.86)%
After expense reimbursement/waiver	0.54%	0.95%

Portfolio turnover rate	41%	45%

See Notes to the Financial Statements

Reinhart Mid Cap Private Market Value Fund

Financial Highlights

For a Fund share outstanding throughout the year.

	Year Ended	Year Ended
	May 31, 2014	May 31, 2013
Advisor Class

PER SHARE DATA:

Net asset value, beginning of year	$12.78	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.07	0.09
Net realized and unrealized gain on investments	2.14	2.74
Total from investment operations	2.21	2.83

LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)	(0.05)
Net capital gains	(0.55)	—
Total distributions	(0.63)	(0.05)

Net asset value, end of year	$14.36	$12.78

TOTAL RETURN	17.58%	28.39%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$47.3	$14.7

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.76%	2.91%
After expense reimbursement/waiver	1.10%	1.10%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/waiver	0.13%	(0.61)%
After expense reimbursement/waiver	0.79%	1.20%

Portfolio turnover rate	41%	45%

See Notes to the Financial Statements

Reinhart Mid Cap Private Market Value Fund

Notes to the Financial Statements
May 31, 2014

1. ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Reinhart Mid Cap Private Market Value Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Fund commenced operations on June 1, 2012. The Fund currently offers two classes of shares, the Investor Class and the Advisor Class. Investor Class shares are subject to a 0.25% distribution fee. Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the year ended May 31, 2014, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended May 31, 2014, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended May 31, 2014, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year

Reinhart Mid Cap Private Market Value Fund

Notes to the Financial Statements – Continued
May 31, 2014

ended May 31, 2014, the Fund decreased accumulated undistributed net investment income by $45,544 and increased accumulated undistributed net realized gain by $45,544.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

3. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in

Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Reinhart Mid Cap Private Market Value Fund

Notes to the Financial Statements – Continued
May 31, 2014
Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of May 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$58,458,073	$—	$—	$58,458,073
Short-Term Investment	3,155,241	—	—	3,155,241
Total Investments in Securities	$61,613,314	$—	$—	$61,613,314

Transfers between levels are recognized at the end of the reporting period. During the year ended May 31, 2014, the Fund recognized no transfers to/from Level 1 or Level 2. The Fund did not invest in any Level 3 investments during the period. Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Reinhart Partners, Inc. (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.35% and 1.10% of average daily net assets of the Fund’s Investor Class shares and Advisor Class shares, respectively, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed.  Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursements occurred. The Operating Expense Limitation Agreement will be in effect through at least May 31, 2015.  Prior to May 31, 2015, this Operating Expense Limitation Agreement cannot be terminated.  During the year ended May 31, 2014, the Adviser did not recoup any of the previously waived fees.  Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
5/31/2016	$215,138
5/31/2017	$242,674

Reinhart Mid Cap Private Market Value Fund

Notes to the Financial Statements – Continued
May 31, 2014

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; and coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended May 31, 2014 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

5. DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent reimbursement for distribution and service activities.  For the year ended May 31, 2014, the Investor Class incurred expenses of $28,207 pursuant to the Plan.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	May 31, 2014	May 31, 2013
Investor Class:
Shares sold	412,423	791,717
Shares issued to holders in reinvestment of dividends	34,672	23
Shares redeemed	(190,561)	(2)
Net increase in Investor Class shares	256,534	791,738

Advisor Class:
Shares sold	2,155,290	1,172,314
Shares issued to holders in reinvestment of dividends	77,110	2,898
Shares redeemed	(91,738)	(26,544)
Net increase in Advisor Class shares	2,140,662	1,148,668
Net increase in shares outstanding	2,397,196	1,940,406

Reinhart Mid Cap Private Market Value Fund

Notes to the Financial Statements – Continued
May 31, 2014

7. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended May 31, 2014, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$44,223,317	$14,020,332

8. FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at May 31, 2014, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Appreciation	Tax Cost
$6,672,858	$(748,239)	$5,924,619	$55,688,695

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the differences in tax treatment of wash sales.

At May 31, 2014, components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Undistributed	Other		Total
Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
Income	Capital Gains	Losses	Appreciation	Earnings
$473,093	$1,264,077	$—	$5,924,619	$7,661,789

As of May 31, 2014, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended May 31, 2014, the Fund does not plan to defer any late year losses.

The tax character of distributions paid during the year ended May 31, 2014, were as follows:

Ordinary Income*	Long Term Capital Gains	Total
$1,383,160	$176,415	$1,559,575

The tax character of distributions paid during the year ended May 31, 2013, were as follows:

Ordinary Income	Long Term Capital Gains	Total
$60,754	$—	$60,754

* For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.

9. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2014, First Clearing, LLC, for the benefit of their customers, owned 28.12% of the outstanding shares of the Fund.

Reinhart Mid Cap Private Market Value Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of Reinhart Mid Cap Private Market Value Fund and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Reinhart Mid Cap Private Market Value Fund (the “Fund”), a series of Managed Portfolio Series, as of May 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reinhart Mid Cap Private Market Value Fund as of May 31, 2014, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
July 29, 2014

Reinhart Mid Cap Private Market Value Fund

Approval of Investment Advisory Agreement (Unaudited)

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 24-25, 2014, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Reinhart Partners, Inc. (“Reinhart”) regarding the Reinhart Mid Cap Private Market Value Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to this meeting and at a meeting held on November 12-13, 2013, the Trustees received and considered information from Reinhart and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant including the following: (1) the nature, extent, and quality of the services provided by Reinhart with respect to the Fund; (2) the cost of the services provided and the profits realized by Reinhart from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale maybe realized as the Fund grows and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to Reinhart resulting from services rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by representatives of Reinhart, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Reinhart set forth in the Investment Advisory Agreement as it relates to the Fund continue to be fair and reasonable in light of the services Reinhart performs, investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Reinhart provides under the Investment Advisory Agreement with respect to the Fund, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions affected by Reinhart on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Trustees considered the investment philosophy of the portfolio managers and the lead portfolio manager’s significant investment and portfolio management experience, Reinhart’s capitalization and assets under management of almost $5 billion, and the sound performance of Reinhart’s composite for accounts managed in the mid cap private market value style, the same investment style used to manage the Fund, since its inception in 1995.  In addition, the Trustees considered the Fund’s performance through December 31, 2013, noting that while the Fund was underperforming its benchmark since inception, the

Reinhart Mid Cap Private Market Value Fund

Approval of Investment Advisory Agreement (Unaudited) – Continued

Fund had achieved positive returns during its limited operations and that it is difficult to make meaningful comparisons with short-term results.  The Trustees concluded that they were satisfied with the nature, extent and quality of services provided by Reinhart to the Fund pursuant to the Investment Advisory Agreement.

Cost of Advisory Services and Profitability.  The Trustees considered the annual management fee that the Fund pays to Reinhart under the Investment Advisory Agreement, as well as Reinhart’s profitability from services rendered to the Fund during the 12 month period ended June 30, 2013.  In that regard, the Trustees noted that Reinhart subsidizes the costs of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund which exceed the projected Rule 12b-1 fees payable by the Fund.  The Trustees noted that while the management fees Reinhart charges to separately managed accounts with assets similar to those projected for the Fund are lower than the advisory fee for the Fund, Reinhart has additional responsibilities with respect to the Fund, including additional compliance obligations and the preparation of Board and shareholder materials, which justify the higher fee. The Trustees also noted that Reinhart had contractually agreed to reduce its management fees and, if necessary, reimburse the Fund for its operating expenses, as specified in the Fund’s prospectus.  The Trustees concluded that Reinhart’s service relationship with the Fund has not been profitable.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses born by the Fund and those of funds within its Morningstar benchmark category.  The Trustees noted that the Fund’s management fee was higher than the average and median management fees reported for the benchmark category. They also considered that the total expenses of the Institutional Class shares of the Fund were lower than the average total expenses (after waivers and expense reimbursements) reported for the benchmark category.  They further noted that the average net assets of the funds comprising the benchmark category were significantly higher than the assets of the Fund.  While recognizing that it is difficult to compare advisory fees because advisory services provided may vary from one investment adviser to another, the Trustees concluded that Reinhart’s advisory fee continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees noted the fact that an increase in assets would most likely not lead to a correspondingly proportionate decrease in the level of advisory services that Reinhart would be required to provide to the Fund at the present time.  The Trustees also took into account the fact that Reinhart expressed reservation about the implementation of breakpoints because of concerns about potential capacity constraints associated with its strategy of investing in mid cap stocks.  The Trustees consequently concluded that it is not necessary to consider the implementation of fee breakpoints at current asset levels, but considered revisiting the issue in the future as circumstances change and asset levels increase.

Other Benefits.  The Trustees noted that Reinhart utilizes soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions.  While the Trustees noted that Rule 12b-1 fees may be paid to Reinhart as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the distribution expenses that Reinhart incurred significantly exceed any Rule 12b-1 payments from the Fund.  The Trustees concluded that Reinhart does not receive any additional financial benefits from services rendered to the Fund.

Reinhart Mid Cap Private Market Value Fund

Additional Information (Unaudited)
May 31, 2014

TRUSTEES AND OFFICERS

Other
			Number of		Directorships
		Term of	Portfolios		Held by
	Position(s)	Office and	in Trust		Trustee
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	During the
and Age	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Independent Trustees

Roel C. Campos, Esq.	Trustee	Indefinite	25	Partner, Locke Lord LLP (a law firm)	Director, Wellcare
615 E. Michigan St.		Term;		(2011-present); Partner, Cooley LLP	Health Plans, Inc.
Milwaukee, WI 53202		Since		(a law firm) (2007-2011);	(2013-Present);
Age: 65		April 2011		Commissioner, U.S. Securities and	Director, Regional
				Exchange Commission (2002-2007).	Management Corp.
(2012-Present).

David A. Massart	Trustee	Indefinite	25	Co-Founder and Chief Investment	Independent
615 E. Michigan St.		Term;		Strategist, Next Generation Wealth	Trustee, ETF
Milwaukee, WI 53202		Since		Management, Inc. (2005-present).	Series Solutions
Age: 47		April 2011			(3 Portfolios)
(2012-Present).

Leonard M. Rush, CPA	Trustee	Indefinite	25	Chief Financial Officer, Robert W.	Independent
615 E. Michigan St.		Term;		Baird & Co. Incorporated, (2000-2011).	Trustee, ETF
Milwaukee, WI 53202		Since			Series Solutions
Age: 68		April 2011			(3 Portfolios)
(2012-Present);
Anchor Bancorp
Wisconsin, Inc.
(2011-2013).

David M. Swanson	Trustee	Indefinite	25	Founder and Managing Principal,	Independent
615 E. Michigan St.		Term;		SwanDog Strategic Marketing, LLC	Trustee, ALPS
Milwaukee, WI 53202		Since		(2006-present); Executive Vice	Variable
Age: 57		April 2011		President, Calamos Investments	Insurance Trust
				(2004-2006).	(7 Portfolios)
(2006-Present).

Interested Trustee

Robert J. Kern*	Chairman,	Indefinite	25	Executive Vice President,	None
615 E. Michigan St.	and Trustee	Term;		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		Since		(1994-present).
Age: 55		January 2011

Reinhart Mid Cap Private Market Value Fund

Additional Information (Unaudited) – Continued
May 31, 2014

Other
			Number of		Directorships
		Term of	Portfolios		Held by
	Position(s)	Office and	in Trust		Trustee
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	During the
and Age	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Officers

James R. Arnold	President	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Term;		Fund Services, LLC (2002-present).
Milwaukee, WI 53202	Principal	Since
Age: 57	Executive	January 2011
Officer

Deborah Ward	Vice	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	President,	Term;		Fund Services, LLC (2004-present).
Milwaukee, WI 53202	Chief	Since
Age: 48	Compliance	April 2013
Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	and	Term;		Services, LLC (2005-present).
Milwaukee, WI 53202	Principal	Since
Age: 41	Financial	January 2011
Officer

Angela L. Pingel, Esq.	Secretary	Indefinite	N/A	Vice President and Counsel,	N/A
615 E. Michigan St.		Term;		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		Since		(2011-present); Vice President and
Age: 43		January 2011		Securities Counsel, Marshall & Ilsley
Trust Company N.A. (2007-2010).

Ryan L. Roell	Assistant	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Term;		Fund Services, LLC (2005-present).
Milwaukee, WI 53202		Since
Age: 41		September 2012

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

Reinhart Mid Cap Private Market Value Fund

Additional Information (Unaudited) – Continued
May 31, 2014

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-774-3863.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-774-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-774-3863, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended May 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 42.73% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended May 31, 2014 was 39.40% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 86.82%.

Reinhart Mid Cap Private Market Value Fund

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed  of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Reinhart Partners, Inc.
1500 W. Market Street, Suite 100
Mequon, WI 53092

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-774-3863.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  For the fiscal years ended May 31, 2014 and May 31, 2013, the Fund’s principal accountant was Cohen Fund Audit Services. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2014	FYE 5/31/2013
Audit Fees	$13,000	$13,000
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 5/31/2014	FYE 5/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2014	FYE 5/31/2013
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Managed Portfolio Series

By (Signature and Title)*        /s/James R. Arnold
James R. Arnold, President

Date     August 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/James R. Arnold
James R. Arnold, President

Date     August 7, 2014

By (Signature and Title)*        /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date     August 7, 2014

* Print the name and title of each signing officer under his or her signature.